COMMON STOCK AND WARRANT PURCHASE AGREEMENT


        THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT"), is made and entered into as of the 7th day of March 2002, by and between BRILLIANT DIGITAL ENTERTAINMENT, INC., a Delaware corporation (the "COMPANY"), located at 6355 Topanga Canyon Boulevard, Suite 120, Woodland Hills, CA 91367, and the purchasers (each a "PURCHASER," and collectively, the "PURCHASERS") listed on the Schedule of Purchasers attached hereto as EXHIBIT A (the "SCHEDULE OF PURCHASERS"), each located at the address set forth on the Schedule of Purchasers.

                                   ARTICLE 1
                     AUTHORIZATION AND SALE OF COMMON STOCK

     1.1 AUTHORIZATION. The Company has authorized the sale and issuance to the Purchasers of up to an aggregate of (i) 5,673,222 shares of Common Stock, par value $0.001 per share, of the Company ("COMMON STOCK"), at a price of $0.1322 per share (the "PURCHASE PRICE"), which represents the five (5) day volume weighted average price of the stock for the five (5) days immediately preceding the date of this Agreement, and (ii) warrants expiring May 23, 2004 to purchase Common Stock in the form attached hereto as EXHIBIT B (the "WARRANTS"), each at an exercise price per share of $0.148725 (the "EXERCISE PRICE"), which represents a twelve and one-half percent (12.5%) premium over the Purchase Price. The shares of Common Stock to be issued pursuant to the terms hereof are referred to as the "COMMON SHARES." The shares of Common Stock issuable upon exercise of the Warrants are referred to as the "WARRANT SHARES." The Common Shares, the Warrants, and the Warrant Shares are collectively referred to as the "SECURITIES."

     1.2 AGREEMENT TO PURCHASE AND SELL SECURITIES. The Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, the number of Common Shares set forth opposite such Purchaser's name in the applicable column of the Schedule of Purchasers (the "COMMITTED SHARES") for the aggregate purchase price, calculated on a per share purchase price of $0.1322 per share, set forth opposite such Purchaser's name in the applicable column of the Schedule of Purchasers (the "COMMITTED AMOUNT") on the terms and conditions set forth herein. Additionally, in further consideration of each Purchaser's purchase of the Common Shares hereunder, the Company agrees to issue to the Purchaser, a Warrant initially exercisable for a number of Warrant Shares equal to two hundred percent (200%) of the Committed Amount divided by the Exercise Price (the "WARRANT COVERAGE"), at an exercise price per share equal to the Exercise Price. The number and type of shares issuable upon exercise of the Warrant is subject to adjustment as set forth in the Warrant.

     1.3 CLOSING AND DELIVERY. The purchase and sale of the Common Shares and Warrants shall occur at 12:00 p.m., Los Angeles time, on March 8, 2002, or at such other time on or before March 8, 2002 as is mutually agreed upon by the Company and the Purchasers. Such purchase and sale is referred to herein as the "CLOSING," and the date of the Closing is referred to herein as the "CLOSING DATE." The Closing shall be held at the offices of the Company first set forth above. At the Closing, each Purchaser shall deliver to the Company by check or wire transfer the Committed Amount and the Company shall deliver or cause to be delivered to each Purchaser a Warrant as described above. Within five (5) business days following the Closing Date, the Company will deliver to each Purchaser a certificate evidencing the Common Shares purchased at the Closing.

     1.4 NATURE OF OFFERING. The investment in the Securities is being made in reliance upon the provisions of Section 4(2) ("SECTION 4(2)") of the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and Regulation D ("REGULATION D") and the other rules and regulations promulgated under the Securities Act and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the investment to be made hereunder.

                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

     2.1 BY THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

     (a) STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own and operate its properties and assets, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement and the Warrants (collectively, the "TRANSACTION DOCUMENTS"). The Company is duly qualified to do business and is in good standing in California and in each other state in which a failure to be so qualified would have a material adverse effect on the Company's financial condition or its ability to own and operate its properties and assets and conduct its business in the manner now conducted.

     (b) AUTHORIZATION. The Company has full legal right, power and authority to conduct its business and affairs. The Company has full legal right, power and authority to enter into and perform its obligations under the Transaction Documents, including the issuance of the Securities. The execution and delivery of this Agreement, the execution and delivery of the Warrants, and the performance by the Company of its obligations thereunder, including the issuance of the Securities, are within the corporate powers of the Company and have been duly authorized by all necessary corporate action properly taken and the Company has received all necessary governmental approvals, if any, that are required. The officer(s) executing this Agreement and the Warrants are duly authorized to act on behalf of the Company.

     (c) VALIDITY AND BINDING EFFECT. This Agreement and the Warrants are the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

     (d) NO CONFLICTS. Consummation of the transactions contemplated hereby and the performance of the obligations of the Company under and by virtue of the Transaction Documents, including the issuance of the Securities, do not conflict with, and will not result in any breach of, or constitute a default or trigger a lien under, any mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, corporate charter or bylaws, agreement or certificate of limited partnership, partnership agreement, license, franchise or any other instrument or agreement to which the Company is a party or by which the Company or its respective properties may be bound or affected or to which the Company has not obtained an effective waiver.

     (e) EXEMPTION FROM REGISTRATION; VALID ISSUANCES. Subject to the accuracy of the Purchasers' representations in SECTION 2.2(D), (E), (G) and (H), the sale of the Securities will not require registration under the Securities Act or any applicable state securities law. The Common Shares, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, fully-paid and non-assessable shares of Common Stock, free of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws. The Warrant Shares issuable by the Company upon the exercise of the Warrants, shall, if and when the Warrants are exercised in accordance with their respective terms and the consideration therefore is received by the Company, be duly and validly issued, fully-paid and non-assessable shares of Common Stock, free of all liens, claims, encumbrances, preemptive rights, rights of first refusal and restrictions on transfer, except as imposed by applicable securities laws.

     (f) SEC DOCUMENTS. The Company has made available to the Purchasers true and complete copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 and each report, proxy statement or registration statement filed by the Company with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or the Securities Act since the filing of such Annual Report through the date hereof (collectively such documents are referred to as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Except for indebtedness incurred in that certain financing transaction that closed on or around December 10, 2001, by and among the Company, Harris Toibb, and certain other Purchasers, neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

     (g) NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Securities or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Securities Act; PROVIDED, that the Company makes no representation or warranty with respect to the Purchasers.

     (h) NO MATERIAL ADVERSE EFFECT. Since September 30, 2001, no Material Adverse Effect (as defined herein) has occurred or exists with respect to the Company, except as disclosed in the SEC Documents. For purposes hereof, "MATERIAL ADVERSE EFFECT" shall mean any effect on the business, operations, properties, prospects, material agreements or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under the Transaction Documents in any material respect.

     (i) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since September 30, 2001, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     (j) NO INTEGRATED OFFERING. Other than as described in the SEC Documents or pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options, or pursuant to its discussion with the Purchasers of the Common Shares in connection with the transactions contemplated hereby, the Company has not issued, offered or sold the Common Shares or any other shares of Common Stock (including for this purpose any securities of the same or a similar class as the Common Stock or any securities convertible into, exchangeable or exercisable for the Common Stock or any such other securities) within the six-month period next preceding the date hereof in a manner that would make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to the Purchaser and the other purchasers of the Securities as contemplated by this Agreement, and the Company shall not permit any of its directors, officers or affiliates directly or indirectly to take any action (including, without limitation, any offering or sale to any person or entity of the Common Shares or other shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to the Purchaser and the other purchasers of the Securities as contemplated by this Agreement.

     (k) LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to either have a Material Adverse Effect or result in a judgment against the Company in an amount in excess of $75,000. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

     (l) NO MISLEADING OR UNTRUE COMMUNICATION. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Common Shares or Warrants in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

     (m) SUBSIDIARIES. The Company does not have any subsidiaries except for Brilliant Studios, Inc., a Delaware corporation, B3D, Inc., a Delaware corporation, and Brilliant Interactive Ideas Pty. Limited, an Australian corporation. The Company also owns seventy-five percent (75%) of the outstanding shares of Digital Hip Hop, Inc., a Delaware corporation, and fifty-one percent (51%) of the outstanding shares of Altnet, Inc., a Delaware corporation.

     (n) SOLVENCY OF THE COMPANY. The Company will be solvent under GAAP immediately following the Closing.

     2.2 BY THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company with respect to itself as follows:

     (a) STATUS. If the Purchaser is a corporation, partnership, trust, limited liability company, or other legal entity, such Purchaser is duly organized, validly existing and in good standing (to the extent applicable) under the laws of the state of its formation, and has the power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement.

     (b) AUTHORIZATION. The Purchaser has the full legal right, power and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement and the performance by the Purchaser of its obligations hereunder are within the powers of the Purchaser and have been duly authorized by all necessary action properly taken and the Purchaser has received all necessary governmental approvals, if any, that are required. The person executing this Agreement and the respective Warrants is duly authorized to act on behalf of the Purchaser.

     (c) VALIDITY AND BINDING EFFECT. This Agreement and the respective Warrants are the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

     (d) INVESTMENT REPRESENTATIONS.

     (i) The Purchaser has such knowledge and experience in financial and business matters, including investments of the type represented by this Agreement and the Warrants, as to be capable of evaluating the merits of investment in the Company and can bear the economic risk of an investment in the Securities;

     (ii) The Purchaser is an "accredited Purchaser" as such term is defined in Rule 501 of Regulation D under the Securities Act; and

     (iii) The Purchaser is acquiring the Common Shares and the Warrant and, to the extent exercised, will be acquiring the Warrant Shares, for investment purposes only, for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof in contravention of the Securities Act or any state securities law.

     (e) TRANSFER RESTRICTIONS. The Purchaser acknowledges and agrees that the Securities are subject to the following transfer restrictions:

     (i) The Securities have not been registered under the Securities Act, and a Purchaser agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of the Securities, as applicable, in the absence of (i) an effective registration statement under the Securities Act as to Securities, as applicable, and registration or qualification of the Securities under any applicable Blue Sky or state securities laws then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Each of the certificates evidencing the Common Shares, and upon exercise of the Warrants, each of the certificates evidencing the Warrant Shares, shall bear a legend in the form set forth in ARTICLE 4 hereof.

     (ii) In the reasonable discretion of the Company, the Company may condition any transfer of all or any portion of the Securities (other than a disposition satisfying the conditions set forth in clause (i) of SECTION 2.2(E)(I) above) upon the transferee's delivery to the Company of a written agreement, in form and substance reasonably satisfactory to the Company, whereby the transferee (i) makes such representations and warranties to and for the benefit of the Company as are comparable to the representations and warranties of the Purchaser hereto, as and to the extent applicable to the proposed disposition, and (ii) agrees to be bound by the transfer restrictions set forth in this SECTION 2.2(E).

     (f) ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and the Warrants to which the Purchaser is a party, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Purchaser or (a) violate any provision of any indenture, instrument or agreement to which the Purchaser is a party or is subject, or by which the Purchaser or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Purchaser to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Purchaser is subject or to which any of its assets, operations or management may be subject.

     (g) DISCLOSURE; ACCESS TO INFORMATION. The Purchaser has received all documents, records, books and other publicly available information pertaining to the Purchaser's investment in the Company that have been requested by the Purchaser. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Purchaser has reviewed or received copies of all SEC Documents that have been requested by it.

     (h) MANNER OF SALE. At no time was the Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE 3
                            COVENANTS AND AGREEMENTS

     3.1 LISTING OF COMMON STOCK. The Company hereby agrees to use its best efforts to maintain the listing of the Common Stock on any of the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, or the NASDAQ Small-Cap Market, whichever is at the time the principal trading exchange or market for the Common Stock (the "PRINCIPAL Market"), and as soon as reasonably practicable following the Closing to list the Common Shares and the Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Common Shares and the Warrant Shares.

     3.2 ISSUANCE OF COMMON SHARES AND WARRANT. The sale of the Common Shares and the Warrants and the issuance of the Warrant Shares upon exercise of the Warrants, as the case may be, shall be made in accordance with the provisions and requirements of Section 4(2) and Regulation D under the Securities Act, and any applicable state securities law. The Company shall make all necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Purchaser as required by all applicable laws.

     3.3 AUTHORIZED SHARES. At all times from and after the Closing Date, the Company shall maintain a sufficient number of authorized shares of Common Stock reserved for issuance upon exercise of the Warrants in accordance with the terms thereof.

     3.4 REGISTRATION RIGHTS. All of the Common Shares issued pursuant to the terms of this Agreement and the Warrant Shares issuable upon exercise of the Warrants shall be "Registrable Securities" or such other definition of securities entitled to registration rights pursuant to EXHIBIT C to this Agreement. The Purchasers shall be entitled to the registration rights set forth in EXHIBIT C with respect to such Common Shares and Warrant Shares.

                                   ARTICLE 4
                                     LEGEND

     Each certificate representing the Common Shares and the Warrant Shares will bear a legend in substantially the following form (the "LEGEND"):

        THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                                   ARTICLE 5
                              CONDITIONS TO CLOSING

     5.1 CONDITIONS TO THE OBLIGATIONS OF PURCHASER. The obligations of each Purchaser to purchase the Common Shares and Warrants pursuant to the terms of this Agreement at the Closing and the other obligations of each Purchaser under this Agreement are subject to the satisfaction as of the Closing of the following conditions, any of which may be waived in writing in whole or in part by Purchaser:

     (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made at and as of such date (i.e., with respect to a representation that a state of facts exists on or as of the date hereof, it is a condition that such state of facts exists on or as of the Closing Date, and with respect to a representation that a state of facts has or has not changed between a date prior to the date hereof and the date hereof, it is a condition that such state of facts has or has not changed between such prior date and the Closing Date), except as affected by transactions contemplated hereby and except that any such representation or warranty made as of a specified date (other than the date of this Agreement) shall only need to have been true on and as of such date.

     (b) FAIRNESS OPINION. The Company shall have delivered to the Purchaser an opinion from The Mentor Group stating that the transactions contemplated by this Agreement are fair to the Company and its shareholders.

     (c) BOARD APPROVAL. The Company shall have delivered to the Purchaser a resolution of a majority of the Board of Directors of the Company, consisting solely of members of the Board of Directors of the Company who do not have an interest in the transactions contemplated by this Agreement, approving the transactions contemplated by this Agreement.

                                   ARTICLE 6
                                  MISCELLANEOUS

     6.1 SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of the Company or by or on behalf of a Purchaser shall bind and inure to the benefit of their respective heirs, legal representatives, successors-in-title and assigns, whether so expressed or not.

     6.2 SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement and shall be interpreted so as to be effective and valid.

     6.3 ARTICLE AND SECTION HEADINGS, DEFINED TERMS. Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

     6.4 NOTICES. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth in the introductory paragraph to this Agreement, in the Schedule of Purchasers or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand.

     6.5 ENTIRE AGREEMENT. This Agreement and the other written agreements between the Company and the Purchasers, represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; PROVIDED, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the obligations described herein, the provision of this Agreement shall control.

     6.6 GOVERNING LAW; JURISDICTION. This Agreement shall be construed and enforced in accordance with, and shall be governed by, the laws of the State of California, without regard to the conflict of law principles thereof. Any dispute arising under or in relation to this Agreement shall be resolved in any competent court located in Los Angeles County, State of California, and each of the Company and the Purchasers hereby irrevocably submit to the jurisdiction of any such court.

     6.7 AMENDMENT. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     6.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                                    COMPANY:

                                    BRILLIANT DIGITAL ENTERTAINMENT, INC.,
                                    a Delaware corporation


                                    By:       /S/ ROBERT CHMIEL
                                            -----------------------------------
                                            Robert Chmiel
                                    Title:  Chief Operating Officer and
                                            Chief Financial Officer






                                SIGNATURE PAGE TO
                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                      {PURCHASER SIGNATURE PAGE CONTINUED ON NEXT PAGE}

PURCHASERS:



HARRIS TOIBB                               MARKEV SERVICES, LLC
--------------------------------           ------------------------------------
(Print Name of Purchaser)                  (Print Name of Purchaser)


/S/ HARRIS TOIBB                           /S/ KEVEN BERMEISTER
--------------------------------           ------------------------------------
(Signature)                                (Signature)


N/A
--------------------------------           ------------------------------------
(Title, if applicable)                     (Title, if applicable)




                                SIGNATURE PAGE TO
                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS


                                                COMMITTED       COMMITTED
     PURCHASER                                    AMOUNT          SHARES
     ------------------------------------     -------------    -----------
     Harris Toibb                               $ 375,000       2,836,611
     6355 Topanga Canyon Boulevard
     Suite 230
     Woodland Hills, CA 91367
     Facsimile:  818-883-5636

     MarKev Services, LLC                       $ 375,000       2,836,611
     21900 Burbank Boulevard
     Suite 270
     Woodland Hills, CA 91367
     Facsimile:  818-444-4401


                                              -------------    -----------
     TOTAL                                      $ 750,000       5,673,222
                                              =============    ===========

                                    EXHIBIT B

                                     WARRANT


THIS WARRANT AND THE SECURITIES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE HEREUNDER MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.
------------------------------------------------------------------------------

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

NO. __                                                          March __, 2002

THIS CERTIFIES THAT, for value received, _________, or his, her or its permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time commencing three months after the issuance date of this Warrant (the "EFFECTIVE DATE"), and before 5:00 p.m. Pacific Time on May 23, 2004 (the "EXPIRATION DATE"), to purchase from Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), up to ___________ shares of Common Stock of the Company at an exercise price per share equal to $__ (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

     1.1 "FAIR MARKET VALUE" of a share of Common Stock as of a particular date shall mean:

          (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) trading days ending immediately prior to the applicable date of valuation;

          (b) If traded over-the-counter, the Fair Market Value shall be deemed to be the average of the closing bid and asked quotations averaged over the fifteen (15)-day period ending immediately prior to the applicable date of valuation; and

          (c) If there is no public market, the Fair Market Value shall be the value thereof, as agreed upon in good faith by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

     1.2 "REGISTERED HOLDER" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

     1.3 "WARRANT" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

     1.4 "COMMON STOCK" shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

2.   EXERCISE OF WARRANT

     2.1 PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time after the Effective Date, and on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as EXHIBIT 1 (the "NOTICE OF EXERCISE"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

          (a)  this Warrant at the principal office of the Company, and

          (b) payment in cash (by check) or by wire transfer of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT").

     2.2  NET ISSUE EXERCISE. In lieu of the payment methods set forth in
          SECTION 2.1(B) above, the Holder may elect to exchange all or some of this Warrant for shares of Common Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If Holder elects to exchange this Warrant as provided in this SECTION 2.2, Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of Holder's election to exchange some or all of the Warrant, and the Company shall issue to Holder the number of shares of the Common Stock computed using the following formula:

                     X =   Y (A-B)
                          -----------
                              A

                Where:   X =  the number of shares of Common Stock to be issued
                              to Holder.

                         Y = the number of shares of Common Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

                         A = the Fair Market Value of one share of the Common Stock.

                         B = Purchase Price (as adjusted to the date of such calculation).

     2.3 STOCK CERTIFICATES; FRACTIONAL SHARES. As soon as practicable on or after the date of any exercise of this Warrant but in any event within 5 business days after its receipt of the Exercise Amount, the Company shall issue and deliver to the person or persons designated by the Holder a certificate or certificates for the aggregate number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of such date of exercise. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

     2.4 PARTIAL EXERCISE; EFFECTIVE DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Company receives the Notice of Exercise, subject to receipt of the Exercise Amount.

     2.5  VESTING. The warrants shall vest fully upon issuance.

3. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

     4.1 ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF SHARES. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or other subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any reverse stock split, consolidation or combination of the Company's Common Stock.

     4.2 ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company (including debt instruments) or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such additional securities or other assets distributed with respect to such shares as aforesaid during such period giving effect to all adjustments called for by this SECTION 4.

     4.3 RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this SECTION 4. No adjustment shall be made pursuant to this
          SECTION 4.3 upon any conversion or redemption of the Common Stock which is the subject of SECTION 4.5.

     4.4 ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property (including cash) to which the holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this SECTION 4. The foregoing provisions of this SECTION 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be the value as agreed upon in good faith by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing such property jointly selected in good faith by the Company and the Holder. All Fees and expenses of the valuation firm shall be paid for by the Company. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     4.5 CONVERSION OF COMMON STOCK. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "TERMINATION DATE"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted such that the aggregate Purchase Price of the maximum number of securities or other property for which this Warrant is exercisable immediately after the Termination Date is equal to the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date, all subject to further adjustment as provided herein.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder. In addition, if at any time prior to the Expiration Date:

     5.1 the Company shall declare any dividend payable in any securities or make any distribution to its stockholders;

     5.2 the Company shall offer to its stockholders as a class any additional shares of Common Stock or securities convertible into Common Stock or any right to subscribe to Common Stock or securities convertible or exchangeable into Common Stock; or

     5.3 a dissolution or winding up of the Company (other than in connection with a consolidation, merger or sale of all or substantially all of its property, assets and business as an entirety) shall be proposed;

     then in any one or more of such events, the Company shall give notice in writing of such event to the Holder at least 10 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution or subscription rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or date of the closing of the transfer books, as the case may be.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's Officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to any Registered Holder's parent, subsidiary or affiliate or to any officer, director, partner or member of any such parent, subsidiary or affiliate, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. By acceptance hereof, the Holder acknowledges that this Warrant and the capital stock of the Company that may be issued upon its exercise have not been registered under the Securities Act, and Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any capital stock issued upon its exercise in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such securities and registration or qualification of this Warrant or such securities under any applicable Blue Sky or state securities laws then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. In the reasonable discretion of the Company, the Company may condition any transfer of all or any portion of this Warrant or the capital stock of the Company that may be issued upon its exercise (other than a disposition satisfying the conditions set forth in clause (i) of SECTION 9(I) above)upon the transferee's delivery to the Company of a written agreement, in form and substance reasonably satisfactory to the Company, whereby the transferee makes such representations and warranties to and for the benefit of the Company as are comparable to the representations and warranties of the Holder set forth in
     SECTION 10 below.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the 1933 Act (unless otherwise registered pursuant to exercise by the Holder of the registration rights, if any, granted to the Registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one (1) year from the date of exercise of this Warrant, subject to any special treatment by the SEC for exercise of this Warrant pursuant to SECTION 2.2, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

          THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant or Common Stock upon conversion thereof, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

12. NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

        To Holder:                   To the Company:
                                     BRILLIANT DIGITAL ENTERTAINMENT, INC.
                                     6355 Topanga Canyon Blvd., Suite 120
                                     Woodland Hills, CA 91367
                                     Attn:   Chief Financial Officer
                                     Fax Number:    (818) 615-0995

     Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this SECTION 12 by giving the other party written notice of the new address in the manner set forth above.

13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

15. WAIVER OF JURY TRIAL. The Company and, by acceptance of this Warrant, the Holder each waive all right to trial by jury in any action or proceeding to enforce or defend any rights or remedies hereunder or relating hereto.

16. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefore upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

17. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

18. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the date first set forth above.

                                         Brilliant Digital Entertainment, Inc.


-----------------------------------      --------------------------------------
By                                       By

                                         Robert Chmiel
-----------------------------------      --------------------------------------
Printed Name                             Printed Name

                                         Chief Operating Officer and
                                         Chief Financial Officer
-----------------------------------      --------------------------------------
Title                                    Title





                                SIGNATURE PAGE TO
                        WARRANT TO PURCHASE COMMON STOCK

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

To:  Brilliant Digital Entertainment, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities of Brilliant Digital Entertainment, Inc., as provided for therein, and (check the applicable box):

[ ] tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check or wire transfer in same-day funds in the amount of $____________ for _________ such securities.

[ ] Elects the Net Issue Exercise option pursuant to Section 2.2 of the Warrant, and accordingly requests delivery of a net of ______________ of such securities. Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:
           --------------------------------------------------------------------
Address:
           --------------------------------------------------------------------
Signature:
           --------------------------------------------------------------------

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2

                                   ASSIGNMENT
          (To be executed only upon assignment of Warrant Certificate)

For value received, the undersigned hereby sells, assigns and transfers unto the parties set forth below all or such portion of the Warrants represented by the within Warrant Certificate set forth below, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:


NAME(S) OF ASSIGNEE(S)             ADDRESS                  # OF WARRANTS
----------------------    -------------------------     -----------------------



And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.


Dated:
           --------------------------------------------------------------------

Signature:
           --------------------------------------------------------------------

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever.

                                    EXHIBIT C

                               REGISTRATION RIGHTS

1.   REGISTRATION RIGHTS.

     1.1 DEFINITIONS. For purposes of this Exhibit C to the Agreement:

          "AFFILIATE" means, with respect to a Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such Person in question. For the purposes of this definition, "CONTROL" (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

          "AGREEMENT" means that certain Common Stock and Warrant Purchase Agreement dated as of March 7, 2002, by and among the Company and the Purchasers named therein.

          "BOARD OF DIRECTORS" means the Board of Directors of the Company or any duly constituted committee of that Board which has been delegated the authority to take the specific action in question.

          "COMMON STOCK" means the Company's common stock, par value $0.001 per share.

          "COMPANY" means Brilliant Digital Entertainment, Inc., a Delaware corporation.

          "ELIGIBLE OFFERING" means any public offering of Common Stock by the Company other than: (i) any registration relating solely to the sale of securities to participants in a Company stock plan, (ii) any registration relating to corporate reorganization or other transaction under Rule 145 of the Act, (iii) any registration on any form (other than Form S-1, S-2 or S-3) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities, and (iv) any registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC (or any other federal agency at the time administering the Securities Exchange Act of 1934, as amended) promulgated thereunder.

          "PERSON" means any individual, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government bureau or agency or other subdivision thereof or other entity of any kind or nature.

          "PURCHASERS" means the Purchasers named in the Agreement.

          "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

          "REGISTRABLE SECURITIES" means (i) the Common Stock purchased by the Purchasers pursuant to the terms of the Agreement, (ii) any Common Stock issuable upon exercise of the Warrants, as defined in the Agreement, (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i) or (ii) above, and (iv) any Common Stock of the Company issued by way of a stock split of the shares referenced in (i), (ii) or (iii) above.

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC (or any other federal agency at the time administering the Securities Act of 1933, as amended) promulgated thereunder.

     1.2 PIGGYBACK REGISTRATIONS. From and after March 7, 2002, the Company shall notify the Purchasers in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting an Eligible Offering, and will afford the Purchasers an opportunity to include in such registration statement all or any part of the Registrable Securities then held by any Purchaser. If the Purchasers desire to include in any such registration statement all or any part of the Registrable Securities they hold, such Purchasers shall, within ten (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Purchaser wishes to include in such registration statement. If any Purchaser decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Purchaser shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          a. UNDERWRITING. If a registration statement under which the Company gives notice under this Section 1.2 is for an underwritten offering, then the Company shall so advise the Purchasers. In such event, the right of the Purchasers' Registrable Securities to be included in a registration pursuant to this Section 1.2 shall be conditioned upon the Purchasers' participation in such underwriting and the inclusion of the Purchasers' Registrable Securities in the underwriting to the extent provided herein. If the Purchasers are proposing to distribute their Registrable Securities through such underwriting, such Purchasers shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable

          Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, second to the holders of any other registration rights granted by the Company prior to the date of this Agreement, and third, to the Purchasers, on a pro rata basis based on the total number of Registrable Securities then held by each Purchaser. If any Purchaser disapproves of the terms of any such underwriting, such Purchaser may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

          b. EXPENSES. The Company shall pay all expenses incurred in connection with a registration pursuant to this Section 1.2 (excluding underwriters' or brokers' discounts and commissions), including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company and the fees and disbursements of special counsel for the Purchasers.

     1.3 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities under this Exhibit C to the Agreement, the Company shall, as expeditiously as reasonably possible:

          a. prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, PROVIDED, HOWEVER, that the Company shall not be required to keep any such registration statement effective for more than ninety (90) days;

          b. prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          c. furnish to the Purchasers such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Purchasers that are included in such registration;

          d. use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by a majority in interest of the Purchasers, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          e. in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering; and

          f. at such time as the Purchasers' Registrable Securities are covered by such registration statement, notify the Purchasers at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of a majority in interest of the Purchasers prepare and file an amendment to any such prospectus as may be necessary.

          g. cause all Registrable Securities registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

          h. provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the Registration Statement; and

          i. in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in the registration statement for sale in any jurisdiction, use its commercially reasonable efforts promptly to obtain the withdrawal of such order.

     1.4 PURCHASER'S OBLIGATIONS.

          a. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1.2 that the Purchasers shall furnish to the Company such information regarding such Purchasers, the Registrable Securities held by the Purchasers and the intended method of disposition of such securities, as shall be required to timely effect the registration of its Registrable Securities.

          b. Purchasers agree that upon receipt of written notice of a Blackout Period from the Chief Executive Officer or Chairman of the Board of Directors, the Purchasers will not offer or sell Registrable Securities or engage in any transaction involving or relating to Registrable Securities during the time period set forth in such notice (such Blackout Period not to exceed 30 days) and will not disclose the contents of such notice until the Blackout Period has ended. For purposes of this Section 1.4: "BLACKOUT PERIOD": shall mean the occurrence of a material event which may be, in the good faith opinion of the Board of Directors, materially adverse to the Company's financial condition, business or operations or may require a disclosure which is not in the Company's best interest in light of the existence of (A) any material acquisition or financing activity involving the Company, including a proposed public offering of debt or equity securities, (B) an undisclosed material event, the public disclosure of which would have a material adverse effect on the

          Company, and (C) a proposed material transaction involving the Company and a material portion of its assets.

     1.5 DELAY OF REGISTRATION. Purchasers shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.6 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 1:

          a. BY THE COMPANY. To the extent permitted by law, the Company will indemnify and hold harmless the Purchasers, any underwriter (as defined in the Securities Act) for the Purchasers and each person, if any, who controls a Purchaser or a Purchaser's underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "VIOLATION"):

               i. any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

               ii. omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

               iii. violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

          and the Company will reimburse each Purchaser or its underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the indemnity agreement contained in this subsection 1.6.a. shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by a Purchaser, his underwriter or any controlling person of a Purchaser.

          b. BY THE PURCHASERS. To the extent permitted by law, the Purchasers will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, or any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Purchasers expressly for use in connection with such registration; and the Purchasers will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, however, that the indemnity agreement contained in this subsection 1.6.b. shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchasers, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that the total amounts payable in indemnity by the Purchasers under this subsection 1.6.b. in respect of any Violation shall not exceed the net proceeds received by the Purchasers in the registered offering out of which such Violation arises.

          c. NOTICE. Promptly after receipt by an indemnified party under this
          Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

          d. DEFECT ELIMINATED IN FINAL PROSPECTUS. The foregoing indemnity agreements of the Company and the Purchasers are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "FINAL PROSPECTUS"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

          e. SURVIVAL. The obligations of the Company and the Purchasers under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement.

          f. SETTLEMENT. No indemnified party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     1.7 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to Section 1.2 may not be assigned by the Purchasers.

     1.8 HOLDBACK AGREEMENTS. Purchasers shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for equity securities of the Company, during the thirty days prior to and the 120-day period beginning on the effective date of any registration or any in which Registrable Securities are included (except as part of such underwritten offering), unless the underwriters managing the registered public offering otherwise agree.

     1.9 TERMINATION OF REGISTRATION RIGHTS. Purchasers shall not be entitled to exercise any right provided in Section 1 hereof subsequent to the time at which all Registrable Securities held by the Purchasers (and any Affiliates of the Purchasers with whom the Purchasers must aggregate their sales under Rule 144) can be sold in any three month period without registration in compliance with Rule 144 of the Act.